UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 8, 2015

Bacterin International Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
001-34951	20-5313323
(Commission File Number)	(IRS Employer Identification No.)
600 Cruiser Lane Belgrade, Montana	59714
(Address of Principal Executive Offices)	(Zip Code)
(406) 388-0480
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On April 8, 2015, we received a notice indicating that the NYSE MKT Committee on Securities (the “Committee”) affirmed the determination of the staff of the Corporate Compliance Department of NYSE Regulation, Inc. (the “Staff”) to prohibit the continued listing of our common stock on the NYSE MKT and to initiate delisting proceedings. We were also notified that the Staff determined to suspend trading of our common stock on the NYSE MKT. This notification follows the Company’s previously announced appeal of the Staff’s delisting determination due to our non-compliance with the shareholder equity requirements for continued listing set forth in Sections 1003(a)(i), (ii) and (iii) of the NYSE MKT Company Guide by the end of the maximum 18 month compliance plan period, which expired on November 13, 2014.

Beginning April 9, 2015, our common stock will be traded on the OTCQX marketplace under the ticker symbol BONE.

This Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties. These forward-looking statements include statements or assumptions regarding our expectations and beliefs. The Company believes that its expectations, as expressed in these statements are based on reasonable assumptions regarding the risks and uncertainties inherent in achieving those expectations. These statements are not, however, guarantees of performance and actual results may differ materially. Risks and uncertainties which may cause actual results to be different than expressed or implied in our forward-looking statements include, but are not limited to, the risk factors described under the heading “Risk Factors” in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. The Company expressly disclaims any current intention to update any forward-looking statement as a result of new information or future events or developments.

Item 7.01 Regulation FD Disclosure.

The Company issued a press release entitled “Bacterin International to Begin Trading on OTCQX Marketplace” which is attached as Exhibit 99.1 and incorporated herein.

The information in this Item 7.01 and the document attached as Exhibit 99.1 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), nor otherwise subject to the liabilities of that section, nor incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.   Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No	Description

99.1	Press Release of Bacterin International Holdings, Inc. dated April 8, 2015 entitled “Bacterin International to Begin Trading on OTCQX Marketplace”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 9, 2015	BACTERIN INTERNATIONAL HOLDINGS, INC.

By: /s/ Daniel Goldberger
Name: Daniel Goldberger
Title: Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release of Bacterin International Holdings, Inc. dated April 8, 2015 entitled “Bacterin International to Begin Trading on OTCQX Marketplace”